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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 26, 1999
                               (August 20, 1999)


                              DeVlieg-Bullard, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                     Delaware                             0-18198                   62-1270573
----------------------------------------------       -----------------         -------------------
(State or Other Jurisdiction of Incorporation)          (Commission              (I.R.S. Employer
                                                        File Number)           Identification No.)
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  1900 Case Parkway South, Twinsburg, Ohio                      44807
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  (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (330) 963-0699

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

          On August 20, 1999, DeVlieg-Bullard, Inc. (the "Company") entered into a definitive Asset Purchase Agreement, by and between the Company and Sunhill NIC Company, Inc. (the "Agreement"), pursuant to which Sunhill
          NIC Company, Inc. will purchase all of the assets of the Company's
          Powermatic division. The purchase price for the assets is $5,800,000, subject to adjustment based on the value of certain assets as of the closing, payable in cash. Consummation of the acquisition is subject to a number of conditions, including the approval of the Bankruptcy
          Court for the Northern District of Ohio. A copy of the Agreement is attached hereto as Exhibit 2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          2    Asset Purchase Agreement dated August 20, 1999 between
               DeVlieg-Bullard, Inc. and Sunhill NIC Company, Inc.







                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DEVLIEG-BULLARD, INC.


Date: August 26, 1999                     By: /s/ John Haggerty
                                             -----------------------------
                                             John Haggerty
                                             Chief Executive Officer





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                                  EXHIBIT INDEX


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
 NO.                                     EXHIBIT
 ---     -----------------------------------------------------------------------
  2      Asset Purchase Agreement dated August 20, 1999 between DeVlieg-Bullard,
         Inc. and Sunhill NIC Company, Inc.
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